UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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Stratus Properties Inc.

(Name of registrant as specified in its charter)
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(Name(s) of person(s) filing proxy statement, if other than the registrant)

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NEWS RELEASE
NASDAQ Symbol: “STRS”
Stratus Properties Inc.
212 Lavaca St., Suite 300
Austin, Texas 78701

LEADING INDEPENDENT PROXY ADVISORY FIRM GLASS LEWIS JOINS ISS IN RECOMMENDING STRATUS SHAREHOLDERS VOTE ON STRATUS’
WHITE PROXY CARD

Glass Lewis Praises Recent Additions to Stratus Board Who Bring “Relevant Real Estate Expertise and Directly Enhance Stratus’ Diversity”

Sees No Reason for Shareholders to “Preempt Their Own Ability to Participate in a Direct and More Comprehensively Informed Vote” on REIT Conversion by Electing Oasis Nominees

AUSTIN, TX, May 26, 2021 - Stratus Properties Inc. (NASDAQ: STRS) (“Stratus” or the “Company”) today announced that Glass, Lewis & Co., LLC (“Glass Lewis”), a leading independent proxy advisory firm, has joined Institutional Shareholder Services (“ISS”) in recommending that Stratus shareholders vote on the Company’s WHITE proxy card in connection with the Company’s upcoming 2021 Annual Meeting of Shareholders (the “Annual Meeting”). Glass Lewis recommends that Stratus shareholders vote “FOR” both of Stratus’ highly qualified director nominees, Jim Leslie and Neville Rhone, Jr., and “FOR” the shareholder proposal to appoint an additional shareholder-recommended director, Laurie Dotter, to the Board.

Commenting on the Glass Lewis report, William “Beau” H. Armstrong III, the Company’s Chairman, President and Chief Executive Officer, stated: “We are delighted that our WHITE proxy card has received the endorsements of both leading proxy advisory firms, Glass Lewis and ISS. We encourage Stratus shareholders to vote on the WHITE proxy card today to support our director nominees, Jim and Neville, because this enables us to continue taking actions to enhance shareholder value for all of our investors.”

Strategy & Performance

In its report, Glass Lewis rejects the flawed analysis of Stratus’ strategy by Oasis Management Ltd. (“Oasis”), concluding that Oasis has not “presented Stratus investors with a superior strategic alternative,” noting that Oasis has not “convincingly established that Stratus executed poorly against … its prior plan, nor do we believe Oasis successfully argues the Company has failed to generate reasonable value for investors…”

Glass Lewis also criticizes Oasis’ misleading attempts to take credit for Stratus’ strong returns, while taking no responsibility for recent weakness in the share price, calling this an “all feast, no famine” argument in which “Oasis is prepared to take primary or exclusive responsibility only for favorable price trends, leaving any volatile downside performance firmly in the domain of existing management and the board...”1

REIT Conversion Exploration

Regarding the core issue of the Board’s pending evaluation of a potential conversion of Stratus to a real estate investment trust (“REIT”), Glass Lewis rejects Oasis’ attempts to undermine a REIT conversion, noting that Oasis seems “to unilaterally assert the purported preferences and expectations of the REIT investment community, almost entirely without analytical support.” Glass Lewis therefore concludes, “[W]e simply do not see cause for investors to functionally preempt their own ability to participate in a direct and more comprehensively informed vote on the REIT conversion through the election of candidates who, in executing on Oasis’ stated plan, would be expected to, ‘halt,’ the REIT exploration… [S]hould the plan advance further, Stratus investors, including Oasis, will have their day at the polls.”

VOTE THE WHITE CARD TODAY

Stratus urges shareholders to follow the recommendations of BOTH Glass Lewis and ISS and vote on the WHITE proxy card. The Company recommends that shareholders vote “FOR” both of Stratus’ highly qualified director nominees, Messrs. Leslie and Rhone, and “FOR” all proposals, including the shareholder proposal to appoint an additional shareholder-recommended director, Laurie Dotter, to the Board.

Additional news and updates regarding Stratus’ Annual Meeting can be found on Stratus’ website, stratusproperties.com, or the Company’s proxy page, YourStratus.com.

The Company’s Annual Meeting is scheduled to be held on June 4, 2021. Shareholders as of the record date, April 8, 2021, are entitled to vote at the Annual Meeting. Shareholders with questions should contact the Company’s proxy solicitor, Innisfree M&A Incorporated, at (877) 456-3442 (toll-free) or (212) 750-5833.

REMEMBER: Simply discard any GOLD proxy card you may receive. If you have already voted using a GOLD proxy card, you can change your vote by using the WHITE proxy card to vote by telephone, Internet or by mail. Only your latest-dated vote will count.

About Stratus Properties Inc.

Stratus is a diversified real estate company engaged primarily in the acquisition, entitlement, development, management, and sale of commercial, and multi-family and single-family residential real estate properties, real estate leasing, and the operation of hotel and entertainment businesses located in the Austin, Texas area and other select, fast-growing markets in Texas.

Investor Contact

William H. Armstrong III
512-478-5788

Media Contacts

Sydney Isaacs / Jeremy Jacobs
Abernathy MacGregor
713-817-9346 / 212-371-5999
SRI@abmac.com / JRJ@abmac.com
1 Permission to quote Glass Lewis was neither sought nor obtained.

Forward-Looking Statements

This press release contains forward-looking statements in which Stratus discusses factors it believes may affect its future performance. Forward-looking statements are all statements other than statements of historical fact. The words “anticipates,” “may,” “can,” “could,” “plans,” “believes,” “potential,” “possible,” “estimates,” “expects,” “projects,” “targets,” “intends,” “likely,” “will,” “should,” “to be” and any similar expressions are intended to identify those assertions as forward-looking statements. Stratus cautions readers that forward-looking statements are not guarantees of future performance, and its actual results may differ materially from those anticipated, expected, projected or assumed in the forward- looking statements. Important factors that can cause s actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, Stratus’ ability to continue to effectively develop and execute its strategy, the results of Stratus’ Board’s evaluation of a potential conversion of Stratus to a REIT, the uncertain and ongoing impact of the COVID-19 pandemic, and other factors described in more detail under the heading “Risk Factors” in Stratus’ Annual Report on Form 10-K for the year ended December 31, 2020, filed with the U.S. Securities and Exchange Commission (SEC).

Investors are cautioned that many of the assumptions upon which Stratus' forward-looking statements are based are likely to change after the date the forward-looking statements are made. Further, Stratus may make changes to its business plans that could affect its results. Stratus cautions investors that it undertakes no obligation to update any forward-looking statements, which speak only as of the date made, notwithstanding any changes in its assumptions, business plans, actual experience, or other changes.

Important Information

Stratus has filed with the SEC a definitive proxy statement and associated WHITE proxy card in connection with the solicitation of proxies for the Company's 2021 Annual Meeting. Details concerning the nominees of the Company's Board of Directors for election at the 2021 Annual Meeting are included in the definitive proxy statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY'S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, AND ASSOCIATED WHITE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders are able to obtain a copy of the definitive proxy statement and other relevant documents filed by the Company free of charge from the SEC's website, www.sec.gov. The Company's shareholders are also able to obtain, without charge, a copy of the definitive proxy statement and other relevant filed documents by directing a request by mail to Stratus Properties Inc. at 212 Lavaca Street, Suite 300, Austin, TX 78701, or by calling the Company’s proxy solicitor, Innisfree M&A Incorporated, toll-free at (877) 456-3442.

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A copy of this release is available on Stratus' website, stratusproperties.com.

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